UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 9, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2021, Commonwealth Edison Company (ComEd) issued $700 million aggregate principal amount of its First Mortgage 3.125% Bonds, Series 130, due March 15, 2051 (Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 9, 2021, ComEd issued $700 million aggregate principal amount of its First Mortgage 3.125% Bonds, Series 130, due March 15, 2051. The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of February 16, 2021 (Supplemental Indenture). The Mortgage is a first mortgage on ComEd’s utility plant. The proceeds of the Bonds will be used by ComEd to repay a portion of ComEd’s outstanding commercial paper obligations and two outstanding term loans, and to fund other general corporate purposes. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-233543-02), with the Securities and Exchange Commission (SEC), which was effective upon filing.

The Bonds carry an interest rate of 3.125% per annum. Interest on the Bonds is payable semi-annually on March 15 and September 15, commencing September 15, 2021. The Bonds are redeemable in whole or in part at ComEd’s option (i) at any time prior to September 15, 2050 at a redemption price equal to the greater of 100% of the principal amount to be redeemed or a “make-whole” redemption price calculated as provided in the Supplemental Indenture, plus accrued and unpaid interest up to but excluding the redemption date, and (ii) on or after September 15, 2050 at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date. A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated March 2, 2021 between ComEd and Citigroup Global Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report. Citigroup Global Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, and some of the other underwriters have banking affiliates who are lending parties in ComEd’s revolving credit facility. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, and other commercial dealings in the ordinary course of business with ComEd and its affiliates. They have received customary fees and commissions for these transactions.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1
Underwriting Agreement dated March 2, 2021, between ComEd and Citigroup Global Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of February 16, 2021, from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D. G. Donovan, as co-trustee
5.1	Opinion dated March 9, 2021, of Sidley Austin LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those factors discussed herein as well as the items discussed in (1) ComEd's 2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; and (2) other factors discussed in filings with the Securities and Exchange Commission by ComEd.

Investors are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Jeanne M. Jones
Jeanne M. Jones
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

March 9, 2021

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated March 2, 2021, between ComEd and Citigroup Global Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of February 16, 2021, from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D. G. Donovan, as co-trustee
5.1	Opinion dated March 9, 2021, of Sidley Austin LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.